PRUDENTIAL FLEXGUARD INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated June 16, 2025
To
Initial Summary Prospectus dated May 1, 2025

This Supplement should be read in conjunction with the current Initial Summary Prospectus (“ISP”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the ISP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the ISP and Statement of Additional Information.
This Supplement describes certain changes and updates to your Prospectus.  The following change is effective on July 1, 2025.
1.
In the “Overview of the Annuity” section and “Benefit” subsection of the ISP, the third sentence is revised and restated as follows:
“Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap Index Strategies, 1-year Dual Directional Index Strategies, 1-year Step Rate Plus Index Strategies and 1-year Enhanced Cap Rate* Index Strategies.”
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.

If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

FGI-ISP-SUP1